UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: JANUARY 10, 2007

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.
(Exact name of Registrant as specified in its charter)

Delaware	3-52472	58-2258912
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

238 Jianxindong Street, Laizhou, Shandong Province, the People’s Republic of China
(Address of principal executive offices)

011-86451-8271-3712
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8. Other Events

Shandong Zhouyuan Seed and Nursery Co., Ltd. (the “Company”) established two new branch offices in Henan Province, China.  One of the branch offices was established on January 10, 2009 in Tang Ying County of Henan Province and the other was established on January 14, 2009 in Xu Chang City of Henan Province.

Currently the Company has five branch offices in China overseeing 247 county level distributors.

In addition, the Company has recently completed financing by two individual investors, Zhou Jian and Luo Jing though two private placements and received proceeds in the aggregate amount of CNY1,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD.

Date: January 17, 2009	/s/ Wang Zhigang
Wang Zhigang
Chief Executive Officer